UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

Air Methods Corporation (the “Company”) is furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on November 9, 2011 discussing our third quarter 2011 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall be neither deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on November 9, 2011 is available on our website located at www.airmethods.com, although the Company reserves the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K (including the exhibit) may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, include, without limitation, financial performance expectations, statements regarding the timing and anticipated response of the SEC as to the lease accounting issue referenced in the conference call and webcast, and the anticipated impact of such lease accounting issue on the Company’s financial statements. Actual results could differ materially from those currently anticipated due to a number of factors, including but not limited to the size, structure and growth of the Company's air medical services and products markets; the collection rates for patient transports; the continuation and/or renewal of air medical service contracts; the acquisition of profitable Products Division contracts and other flight service operations; the successful expansion of the community-based operations; the ability of the Company to successfully integrate Omniflight; the timing of the Omniflight integration and the financial benefits associated with the acquisition of Omniflight; review of the Company’s financial statements by an independent registered public accounting firm; the possibility of a restatement or revision of the Company’s financial statements; and other matters set forth in the Company's filings with the SEC.  The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Transcript of conference call and webcast conducted on November 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: November 10, 2011	By:	/s/ Sharon J. Keck
Sharon J. Keck,
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call and webcast conducted on November 3, 2011